Exhibit 3.1

CERTIFIED TRANSLATION

REPUBLIC OF PANAMA

PROVINCE OF PANAMA

NOTARY FIRST OF THE CIRCUIT

BORIS BARRIOS GONZALEZ

NOTARY PUBLIC FIRST

TELS: 264-3585	OBARRIO	P.O. BOX 87-4240
264-8927	SAMUEL LEWIS AVE,	ZONE 7
FAX: 264-8047	OLIVELLA BUILDING	PANAMA, REP. OF PANAMA
TOP FLOOR

PUBLIC DEED No. 22,758 of September 19, 2006.

BY MEANS OF WHICH

Are recorded the Articles of Incorporation of the company called INTERGROUP FINANCIAL SERVICES CORP., with domicile in the City of Panama, Republic of Panama

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

1 /14

PUBLIC DEED NUMBER TWENTY-TWO THOUSAND SEVEN HUNDRED FIFTY-EIGHT

(22758)

Are recorded the Articles of Incorporation of the company called INTERGROUP FINANCIAL SERVICES CORP., with domicile in the City of Panama, Republic of Panama.

Panama, September 19, 2006.

In Panama City, Capital of the Republic and Seat of the Notarial Circuit of the same name, on the nineteenth (19th) day of September of two thousand and six, before me, BORIS BARRIOS GONZALEZ, Notary Public First of the Circuit of Panama, holder of personal identity card number eight—two hundred twelve—one thousand seven hundred twenty-two) 8-212-1722), personally appeared before me, Messrs. RODRIGO HERNANDEZ and ROBERTO ELIAS BATISTA SOLIS, both male, Panamanian, of legal age, married, businessmen, neighbors of this city, holders of personal identity cards numbers eight—one hundred thirty-four—one hundred eleven (8-134-111) and seven thirty-eight—five hundred fourteen (7-38-514), respectively, persons who come on their own behalf, presented to me for its recording, this Public Deed, the Articles of Incorporation of the company called INTERGROUP FINANCIAL SERVICES CORP., pursuant to the legislation of the Republic of Panama, under the provisions of Act thirty two (32) of nineteen twenty-seven (1927).

The requested recording is performed and the necessary copies will be issued.

The undersigned, Notary, states issuing the present Public Deed based on Minutes duly countersigned by the law firm of ARIAS, ALEMAN & MORA, in compliance to what is set forth in articles fourth (4th), fourteenth (14th) and sixteenth (16th) of Act of April ninth (9th), nineteen eighty-four (1984, who accept the appointed post by countersigning the Minutes.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

2/14

I warned that a copy of this Public Deed must be registered in the Public Registry, and read as it was, before the appearing party in the presence of the attesting witnesses IVONNE ARIZA, female, single, Panamanian, holder of personal identity card number eight—four hundred seventy-nine—five hundred ninety-four (8-479-594) and LOURDES PEREZ, female, single, Panamanian, holder of personal identity card number four—two hundred fifty-one five hundred forty-nine (4-251-549), of legal age, residents of this city, people whom I know and are skillful for the position, found it to be agreeable and imparted their approval and they all execute the same to affirm, before me, the Notary who attests.

This Public Deed in the protocol of this year bears the number TWENTY-TWO THOUSAND SEVEN HUNDRED FIFTY-EIGHT (22,758).

(SIGNED) RODRIGO HERNANDEZ, ROBERTO ELIAS BATISTA SOLIS, IVONNE ARIZA, LOURDES PEREZ, BORIS BARRIOS GONZALEZ, Notary Public First of the Circuit of Panama.

ARTICLES OF INCORPORATION

OF THE COMPANY CALLED

INTERGROUP FINANCIAL SERVICES

The undersigned RODRIGO HERNANDEZ male, Panamanian, of legal age, married, businessmen, neighbors of this city, holder of personal identity card number 8-134-111; and ROBERTO ELIAS BATISTA SOLIS, male, Panamanian, of legal age, married, businessmen, neighbors of this city, holder of personal identity card number 7-33-514, by means of the present, enter into an agreement of incorporation of a company pursuant to the provisions of Law 32 of 1927 of the Republic of Panama in accordance to the following clauses.

First: (Name) The company is named INTERGROUP FINANCIAL SERVICES CORP.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

3/14

SECOND: (Objective) The company is mainly dedicated to participate in the capital of all types of businesses, as well as all kinds of investments. To this end, the company may buy, sell, lease, mortgage, pledge, negotiate or otherwise acquire, encumber or dispose of all the property, real estate, real property or chattel property and securities values; get and give money on loan, with or without guarantee; enter into, extend, enforce and carry out contracts of every kind; secure, guarantee or in any way guarantee the entering into and compliance of all such obligations; engage in any other lawful activity, although not related to any of the objects set forth in this clause and perform any of the foregoing acts as principal, or other representative character, whatever it may be.

THIRD: (Equity) The amount of the authorized share equity of the id of ONE THOUSAND DOLLARS (1,000), currency of the United States of America, divided in One Hundred (100) common shares with a right to vote, of a par value if TEN DOLLARS (US$10.00) currency if the United States of America, each.

The Board is empowered to determine the sum by which the company may in the future issue and sell its shares.

FOURTH: (Shares) All shares will have the same rights and Privileges and rights and will each have one (1) vote at all General Meetings.

All shares will have the same rights and privileges and subject to the provisions of the election of Directors, each is entitled to one (1) vote at all General Meetings of Shareholders.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

4/14

Without prejudice to the aforementioned, in case of deeming it necessary, the President of the Board may order that stock certificates are issued, which must contain at least the following information: a) name of the company, address, duration, date of the incorporation deed, the details of the company’s registration in the Commercial Register; b) the principal amount; c) the certificate representing shares, the class to which it belongs and the rights and obligations inherent to the shares; d) the amount paid or to be paid in full indication; e) fees or charges that may be imposed on the share at the time of issuance; f) any limitation on its transmissibility at the time of issuance; g) date of issuance and certificate number, and h) the name of the shareholder.

Stock certificates must be executed by two directors or by the president and a director.

FIFTH: (Shares Register) The share register and other books required by law will be kept in the Republic of Panama or anywhere else stated by the Board.

SIXTH: (Domicile) While the Board does not decide otherwise, the address of the company will be in Panama City, Republic of Panama.

SEVENTH: (Duration) The Company will be of perpetual duration, but may be dissolved in accordance with the law.

EIGHTH: (Shareholders) The Meetings of Shareholders, whether ordinary or extraordinary, will be held at any place or country.

At all meetings of the General Meeting, shareholders may be present and vote through their legal representatives or by proxy appointed by public or private document, with or without substation of power of attorney.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

5/14

Regular Meetings: The General Meeting of Shareholders will hold its regular meetings at such time and place as determined by the Board.

At the General Shareholders’ meeting in regular assemblies may discuss the following: a) pronounce itself on the company management and annual accounts for the previous year; b) decide on the application of profits, if any; c) elect the members of the Board and fix their remuneration; d) elect the President of the company; e) appoint or delegate to the Board the appointment of external auditors, as appropriate; f) resolve other issues that are proper under the By-Laws and any other matter as stated in the notice, as required by the social interest.

Special Meetings: The General Meeting of Shareholders will hold extraordinary meetings convened by the Board or the President of the company, whenever they consider it appropriate. In addition, the Board or the President of the company must convene the General Meeting of Shareholders at a special meeting when so requested in writing by one or more shareholders representing at least twenty percent (20%) of the issued and outstanding shares of the company. At the General Meeting of Shareholders, meeting in extraordinary session, may discuss the following: a) remove board members and appoint their replacements; b) amend the By-Laws; c) increase or reduce the share capital or; d) issue bonds e) agree on alienation, in a single act of assets whose book value exceeds fifty percent (50%) of the registered capital of the company; e) provide special audits and investigations; f) set the transformation, merger, reorganization and dissolution or winding-up of the company as well as ruling on its liquidation; g) any other matter that is included in the notice thereof.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

6/14

At the General Meeting of Shareholders, meeting in extraordinary session, they may only consider the matters, which were the subject of the call. Quorum and Voting: The first call means any meeting of Shareholders constituting presence quorum of the holders of the half plus one (1) of the issued and outstanding shares or their proxies or legal representatives. In the second call, a quorum will be established with the number of shareholders present or represented.

All resolutions of the General Meeting of Shareholders shall be approved by the affirmative vote of a shareholder or shareholders representing half plus one (1) of the shares present, except those listed below, for which the veto so it will be necessary more than half of the issued and outstanding shares, namely: a) amend the Articles of Incorporation; b) issuance of bonds by value greater than 50% of the registered capital of the company; c) encumber or give as security the assets of the company for a value greater than 50% of the registered capital of the company according to this is determined by the external auditors of the company, in order to guarantee the obligations of third parties; d) approve mergers with other companies; e) dissolve or liquidate the company or divisions; f) remove from office the Directors of the company.

Election of Directors: In the election of members of the Board each shareholder shall be entitled to cast a number of votes equal to the number of shares he may have, multiplied by the number of directors to be elected, being understood that such shareholder may cast all their votes in favor of one candidate or distribute them among the total number of directors to be elected or between two (2) or more of them as it sees fit.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

7/14

Notice: The call for any meeting of Shareholders, either regular or special, shall be made with no more than five (05) days nor more than sixty (60) before the date of the Board by sending the same by certified mail or personal delivery to each registered shareholder entitled to vote.

Shall be valid agreements made at any General Meeting, although it has not made the announcement in the manner provided above, provided that at such meeting are present or represented all shareholders or, being present represented the number of them need to a quorum, all absent shareholders may waive their right to prior notice, concerning the matters to which such agreements relate.

NINTH: (Board of Directors) The Board will consist of not less than three (3) members. The maximum number of directors will by freely fixed by the General Meeting or by the Board.

Notice: Meetings of the Board may be held in the Republic of Panama or anywhere else that the Directors determine. The summoning for any meeting of the Board will be made by any officer of the company, by written or personal notice given to each director not less than three (3) nor more than ten (10) days before the date of the meeting. However, the Board may decide set periodical meeting dates, in which case the call will not be necessary.

Quorum and Voting: At meetings of the Board quorum will by constituted by the presence of a majority of the Directors who may be represented by the same attorneys who need not be Directors and must be appointed by public or private documents, with or without power of substitution. Decisions of the Board shall be adopted by the affirmative vote of a majority of the directors present or represented.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

8/14

Removal: the General Meeting of Shareholders with or without cause may remove any director from office.

Vacancies: Vacancies occurring in the Board shall be filled by resolution of the majority of the remaining members of the same, although these do not constitute a quorum.

Powers of Attorney: The affairs of the company will be managed and directed by the Board, which will exercise all powers of the company, except that the law, the Articles of Incorporation or By-laws reserved to the General Meeting. Accordingly, the Board may grant in trust, pledge, mortgage or otherwise encumber the assets of the company to ensure compliance with its obligations as well as sell, exchange or otherwise dispose of the assets of the same. The Board may also agree to apply results, whether profits or losses, accumulated for the year or previous years, being able to decide on the distribution of dividends or the capitalization of results or application to retained earnings or other equity account, provided that the effects of these agreements relapse equally in all shareholders of the company, based solely on their participation in the paid-up capital of the company.

Appointment of Committees: The Board may constitute one or committees, which may delegate any or all of its powers. Each committee will be composed of two (2) or more Directors.

TENTH: (Officers) The officers of the company, who will be appointed by the Board to act at the discretion of the same, will be, a President, a Treasurer and a Secretary. The Board also may choose one or more Vice-presidents, Assistant Treasurers or Deputy Secretaries, as well as the agents and employees as it deems appropriate. Any person may carry out more than one post. To be an Officer does not

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

9/14

require to be a Director. The Board shall fix the powers of the Officers and their authorization to represent the company and act on their behalf. While the Board does not provide otherwise, the incumbent President, acting jointly with a Director may exercise all the powers of the Board relating to the management of the business and affairs of the company and therefore may enter into, on behalf of the company, but only up to the limit of Five Million Dollars (U.S. $ 5,000,000.00) legal currency of the United States of America, contracts of any kind and, specifically give or obtain money on loan, buy, sell, lease, manage, grant, bargain, endorse, discount, accept, mortgage, pledge or otherwise acquire, encumber or dispose of real property and chattel property, money, notes, warrants and other securities; open or close branches inside or outside the Republic of Panama; charge to receive money or any other thing needed by the company and issue receipts; open bank accounts, turn against them or authorize third parties to do so and agree standards for management; exercise all rights attached to the shares and other securities belonging to social participation in society, including the right to vote; lease up and designate the persons who will have access to them; compromise or submit to arbitration any dispute or arbitration in which The Company is a party. The above powers do not contain exhaustive nor restrictive enumeration and, consequently, the incumbent President, acting in jointly with a Director and up to the limit of Five Million Dollars (U.S. $ 5,000,000.00) legal currency of the United States of America, may exercise the powers corresponding to the Board, but do not appear explicitly mentioned in this clause. Notwithstanding the foregoing, the President will be accountable to the Board of acts performed by the next session this is so done.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

10/14

ELEVENTH: (Legal Representative) Notwithstanding the directive of the Board, the President will have the legal representation of the company. In the absence of the same, shall be held in its order, the Vice President, if any, the Treasurer or the Secretary. To this end, simply a declaration of three directors to demonstrate to others the existence of circumstances that would permit the Officer to assume the legal representation of the company.

TWELFTH: Contracts and other transactions entered into between it and any other company which are not void or voidable will be the mere fact that one or more of the Directors or Officers of this society has an interest in the other or are Directors or Officers thereof, nor by the mere fact that one or more Directors or Officers of this company are parties or are interested in such contract or transaction. Such contract or transaction should be informed to the Company, however the Directors or Officers of the company are relieved of any liability which may be incurred by the mere fact of contract with the company for the benefit of themselves or any firm or corporation which are interested in any title without them has been proven fraud or inexcusable negligence and has been a prejudice for the Company.

THIRTEENTH: Compensation of Directors.

The Directors and Officers as well as their successors and their property, will be compensated and kept harmless, by the time they devote to the Company in relation to any of the affairs thereof, of any action, costs, charges, losses, damages and expenses which any of them may incur or sustain by reason of any act or omission during the execution of their duties, and none of them reply for the acts, neglect or omissions of others even though of their signature or acting upon has been provided by internal or external requirement, except for any director or officer who is proving that he acted with intent or gross fault.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

11/14

TRANSITORY PROVISIONS: First Directors: The number of the first directors is three (3) and their names and domiciles are: Carlos Villarán, 140, Urb. Santa Catalina, La Vicotira, Lima, Peru and Jaime Mora Solis, domiciles at 50th Street, St. Georges Bank Building, Panama, Republic of Panama.

B. First Officers: The first officers are:

Ramon Barua Alzamora, President;

Jaime Mora Solis, Secretary; and

Juan Antonio Castro Molina, Treasurer

C. Resident Agent: The Resident Agent of the company in the Republic of Panama, while the Board does not mandate the contrary, will be the law firm of ARIAS, ALEMAN & MORA, with offices located at 50th Street, Tower Building, first floor, City of Panama, Republic of Panama.

D. Subscription: The number of shares each subscriber of this Certificate of Incorporation agrees to take is as follows:

RODRIGO HERNANDEZ ONE (1) SHARE

ROBERTO ELIAS BATISTA SOLIS ONE (1) SHARE

IN FAITH OF WHICH, we have issued and executed this Certificate of Incorporation in the City of Panama, Republic of Panama, at the 19th day of the month of September, 2006.

(Signed) Illegible—RODRIGO HERNANDEZ

(Signed) Illegible—ROBERTO ELIAS BATISTA SOLIS

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

12/14

Consistent with its original first copy, I issue, seal and execute in the City of Panama, Republic of Panama, on the nineteenth (19th) day of September two thousand and six (2006).

“This Deed has a total 6 pages.”

(Signed Illegible)

Boris Barrios Gonzalez

Notary Public First of the Circuit of Panama

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAT READS:

Entered into the Public Registry of Panama

Province: Panama	Date and Time: 2006&09/20 14:00:33:1 p.m.
Tome: 2006	Seat: 142711
Filing party: ERNESTO FLORES	Id. Card: 2-94-1817
Liquidation No. 7006173734	Total Rights: 60.00
Entered by: JAVA

(Signed Illegible)

Head of Receipt of Documents and Quality Control

(Public Registry Seal)

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAT READS:

Entered into the IT System of the Public Registry at Microfiche 539106, S.A. Redi Number 1014737, Performed Operation: ARTICLES OF INCORPORATION, Registry Rights B/.50.00.

Certifying Rights B/.10.00

Panama September 21, 2006

Signed (illegible) Head Registrar

(Public Registry Seal)

PUBLIC REGISTRY OF PANAMA

CERTIFIES

The present document which I issue, and execute today May 5, 2014, is a faithful copy of the document registered at this institution.

Signature: (Signed Illegible)

Rights Paid B/.65.00

Liquidation No. 1463496

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

13/14

APOSTILLE

(Convention de la Haye du 5 octubre 1961)

1.	In Panama, the present public document

2.	Has been executed by NEMESIO G. DICLEA G..

3.	Acting in capacity as: HEAD OF TOMES, FICHES AND MICROFICHES

4.	Bears the stamp/seat of THE PUBLIC REGISTRY OF PANAMA

certified

5.	At the Ministry of Foreign Affairs

6.	On the day of May 16, 2014

7.	By: THE DEPARTMENT OF AUTHENTICATIONS AND LEGALIZATIONS

8.	Under the Number 32A NO. 539303-LS

9.	Seal/Stamp Ministry of Foreign Affairs, Authentications and Legalizations

10.	Certifying official: (Signed Illegible) Doraida del C. Cortizo de Zanetti, Deputy Chief of the Department of Authentications and Legalization, Ministry of Foreign Affairs.

THE UNDERSIGNED CERTIFIED TRANSLATOR, AUTHORIZED BY MEANS OF PROVIDENCE NO. 280 OF SEPTEMBER 26, 1994 ISSUED BY THE MINISTRY OF GOVERNMENT AND JUSTICE OF THE REPUBLIC OF PANAMA. HEREBY ATTEST THAT THE FOREGOING DOCUMENT IS A TRUE TRANSLATION FROM ITS ORIGINAL IN SPANISH SUBMITTED TO ME IN PANAMA CITY ON MAY 17, 2014.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Write No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

APOSTILLE

(Convention de la Haye du 5 octubre 1961)

1.	En Panamá el presente documento pùblico

2.	Ha sido firmado por: MARIA DEL P. PITTY C.

3.	Quien actùa en calidad de: TRADUCTORA PÚBLICA AUTORIZADA

4.	Y esta revestido del sello/timbre de: REPÚBLICA DE PANAMÁ

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Write No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

APOSTILLE

(Convention de la Haye du 5 octubre 1961)

1.	En Panamá el presente documento público

2.	Ha sido firmado por: MARIA DEL P. PITTY C.

3.	Quien actùa en calidad de: TRADUCTORA PÚBLICA AUTORIZADA

4.	Y esta revestido del sello/timbre de: REPÚBLICA DE PANÀMÁ

certificado

5.	En el Ministerio de Relaciones Exteriores

6.	El dia: 20/05/2014

7.	Por: DEPARTAMENTO DE AUTENTICACION Y LEGALIZACION

8.	Bajo el numero 37-C / # Rec.: 539576-LS

9.	Sello / Timbre:

10.	[ILLEGIBLE]

CERTIFIED TRANSLATION

0701-033

TENTH NOTARY OF THE CIRCUIT OF PANAMA

Carlos Strah Castrellon

TENTH NOTARY PUBLIC

Tels: 223-9423	50th STREET AND YELVIRA MENDEZ
Fax: 223-9429	STREET EL EJECUTIVO BUILDING	P.O. Box 0819-06446
Panama, Rep. de Panama

COPIA ESCRITURA No. 1283 DE 24 DE Enero DE 2007

BY MEANS OF WHICH

is recorded the Certificate of Amendment of the corporation INTERGROUP FINANCIAL SERVICES CORP., whereby the clauses First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth and Thirteenth of the Articles of Incorporation are amended.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

1/14

PUBLIC DEED NUMBER ONE THOUSAND TWO HUNDRED EIGHTY-THREE

(1,283)

BY MEANS OF WHICH the Certificate of Amendment of the corporation INTERGROUP FINANCIAL SERVICES CORP, is recorded, by means of which clauses First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh amending, Twelfth and Thirteenth of the Articles of Incorporation are amended.

Panama, January 24, 2007

In Panama City, capital of the Republic and Seat of the Notarial Circuit of the same name on the twenty-fourth (24th) day of January, two thousand and seven (2007), before me, CARLOS STRAH CASTRELLON, Notary Public Tenth of the Circuit of Panama, holder of personal the identity card Eight—one hundred forty-seven—eight hundred-two (8-147-802), personally appeared Mr. JAIME MORA SOLIS, male, Panamanian, of legal age, married, Attorney-at-Law, resident of this city, holder of personal identity card number seven—sixty-six—seven hundred ten (7-66-710), a person whom I know, acting in his capacity as a member of the law firm ARIAS, ALEMAN & MORA, Resident Agent of the company INTERGROUP FINANCIAL SERVICES CORP., company registered at the Public Registry, Microfilm (Commercial) Section, at Microfiche five hundred thirty-nine thousand one hundred six (539106), Redi Document number one million fourteen thousand seven hundred thirty-seven (1014737), as of the twenty-first (21st) day of January two thousand and six (2006) and who presented me for registration thereof, for which effect I added to the protocol of this Deed, the Certificate of Amendment of that company by clauses which the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, eleventh, Twelfth and Thirteenth of the Articles of Incorporation are amended. Recording requested hereby made and copies shall be issued as necessary.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

2/14

The undersigned certifies that the Notary has extended this Public Deed, based on Minutes duly countersigned by the law firm ARIAS, ALEMAN & MORA, in compliance with what is set forth articles fourth (4th), fourteenth (14th) and sixteenth (16th) of Act of April Ninth (9th) Nineteen Eighty-four (1984).

I warned that copies of this Deed must be registered in the Public Registry, and it was read before the appearing parties in the presence of the attesting witnesses SIMION RODRIGUEZ, with personal identity card number nine—one hundred seventy-four—two hundred (9-174 -200) and MAITA GONZALEZ, with personal identity card number eight—five hundred sixteen—two thousand tow hundred-seven (8-516-2207), both of legal, residents of this city, people who know and are skillful for the position, fund it agreeable, imparted their approval and they all executed the same for the record, for before me, the Notary who attests.

This Public Deed in the protocol of the present year is identified with number ONE THOUSAND TWO HUNDRED EIGHTY- THREE (1,283)

(SIGNED) JAIME MORA SOLiS, SIMION RODRÍGUEZ, MAITA GONZALEZ, CARLOS STRAH CASTRELLON, Notary Public Tenth of the Notarial Circuit of Panama.

CERTIFICATE OF AMENDMENT

The undersigned, Ramon Barda Alzamora, President and Jaime Mora Solis, Secretary of the company INTERGROUP FINANCIAL SERVICES CORP., registered in the Microfilm Commercial Section of the Public Registry, at Microfiche 539106, Redi Document No. 1014737 since September 21st, 2006, certify:

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

3/14

1) That a meeting of the General Assembly of Shareholders was held on January 15th, 2007, when convened by conference call in which were present in direct communication and therefore present, holders of the all issued and outstanding shares of the Company.

2) That the meeting was chaired by Mr. Raman Barza Alzamora, President and Mr. Jaime Mora Solis, Secretary of the Company, respectively.

3) That at that meeting, in attention to motion duly made and seconded, the following resolutions were adopted:

“IT IS AGREED to amend Clauses First through Thirteenth of the Articles of Incorporation of the Company to read as follows:

FIRST: (Name) The company is called INTERGROUP FINANCIAL SERVICES CORP.

SECOND: (Objective) The company is mainly dedicated to participate in the equity of all types of businesses, as well as all kinds of investments. To this end, the company may buy, sell, lease, mortgage, pledge, negotiate or otherwise acquire, encumber or dispose of all the property, real estate, real property or chattel property and securities values; get and give money on loan, with or without guarantee; enter into, extend, enforce and carry out contracts of every kind; secure, guarantee or in any way guarantee the entering into and compliance of all such obligations; engage in any other lawful activity, although not related to any of the objects set forth in this clause and perform any of the foregoing acts as principal, or other representative character, whatever it may be.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

4/14

THIRD: (Equity) The amount of the authorized share equity of the company increases to ONE THOUSAND FIVE HUNDRED MILLION (1,500,000,000) Common Shares without par value. The amount of equity stock will be at least equal to the total amount the company received from the issuance of shares without par value, plus the sums added to the capital in accordance with a resolution of the Board. All shares will have the same rights and privileges and each shall have one (1) vote at all General Meetings of Shareholders. The Board is authorized to determine the amount for which the company may in the future issue and sell shares. The share certificates may be issued in registered form. Shareholders of the company will not have preferential right to subscribe to shares issued under a capital increase. Nor shall have the first option or preferential right to purchase or acquire shares that other shareholders of the company wishing to sell or otherwise dispose of.

FOURTH: (Shares) All shares will have the same rights and privileges and rights and will each have one (1) vote at all General Meetings. All shares will have the same rights and privileges and subject to the provisions of the election of Directors, each is entitled to one (1) vote at all General Meetings of Shareholders.

The shares are registered and will be recorded in a record of shares that will be taken by the President who, in turn, could entrust this function to a specialized entity. Notwithstanding the foregoing, if deemed appropriate, the President or the Board may order that stock certificates are issued, which must contain at least the following information: a) name of the company, address, duration,

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

5/14

date of the incorporation deed, the details of the company’s registration in the Commercial Register; b) the principal amount; c) the certificate representing shares, the class to which it belongs and the rights and obligations inherent to the shares; d) the amount paid or to be paid in full indication; e) fees or charges that may be imposed on the share at the time of issuance; f) any limitation on its transmissibility at the time of issuance; g) date of issuance and certificate number, and h) the name of the shareholder. Stock certificates must be executed by two directors or by the president and a director.

FIFTH: (Shares Register) The share register and other books required by law will be kept in the Republic of Panama or anywhere else stated by the Board.

SIXTH: (Domicile) While the Board does not decide otherwise, the address of the company will be in Panama City, Republic of Panama.

SEVENTH: (Duration) The Company will be of perpetual duration, but may be dissolved in accordance with the law

EIGHTH: (Shareholders) The Meetings of Shareholders, whether ordinary or extraordinary, will be held at any place or country. At all meetings of the General Meeting, shareholders may be present and vote through their legal representatives or by proxy appointed by public or private document, with or without substation of power of attorney. Regular Meetings: The General Meeting of Shareholders will hold its regular meetings at such time and place as determined by the Board.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

6/14

At the General Shareholders’ meeting in regular assemblies may discuss the following: a) pronounce itself on the company management and annual accounts for the previous year; b) decide on the application of profits, if any; c) elect the members of the Board and fix their remuneration; d) elect the President of the company; e) appoint or delegate to the Board the appointment of external auditors, as appropriate; f) resolve other issues that are proper under the By-Laws and any other matter as stated in the notice, as required by the social interest. Special Meetings: The General Meeting of Shareholders will hold extraordinary meetings convened by the Board or the President of the company, whenever they consider it appropriate.

In addition, the Board or the President of the company must convene the General Meeting of Shareholders at a special meeting when so requested in writing by one or more shareholders representing at least twenty percent (20%) of the issued and outstanding shares of the company. At the General Meeting of Shareholders, meeting in extraordinary session, may discuss the following: a) remove board members and appoint their replacements; b) amend the By-Laws; c) increase or reduce the share capital or; d) issue bonds e) agree on alienation, in a single act of assets whose book value exceeds fifty percent (50%) of the registered capital of the company; e) provide special audits and investigations; f) set the transformation, merger, reorganization and dissolution or winding-up of the company as well as ruling on its liquidation; g) any other matter that is included in the notice thereof.

At the General Meeting of Shareholders, meeting in extraordinary session, they may only consider the matters, which were the subject of the call. Quorum and Voting: The first call means any meeting of Shareholders constituting presence quorum of the holders of the half plus one (1) of the issued and outstanding shares or their proxies or legal representatives. In the second call, a quorum will be established with the number of shareholders present or represented.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

7/14

All resolutions of the General Meeting of Shareholders shall be approved by the affirmative vote of a shareholder or shareholders representing half plus one (1) of the shares present, except those listed below, for which the veto so it will be necessary more than half of the issued and outstanding shares, namely: a) amend the Articles of Incorporation; b) issuance of bonds by value greater than 50% of the registered capital of the company; c) encumber or give as security the assets of the company for a value greater than 50% of the registered capital of the company according to this is determined by the external auditors of the company, in order to guarantee the obligations of third parties; d) approve mergers with other companies; e) dissolve or liquidate the company or divisions; f) remove from office the Directors of the company.

Election of Directors: In the election of members of the Board each shareholder shall be entitled to cast a number of votes equal to the number of shares he may have, multiplied by the number of directors to be elected, being understood that such shareholder may cast all their votes in favor of one candidate or distribute them among the total number of directors to be elected or between two (2) or more of them as it sees fit.

Notice: The call for any meeting of Shareholders, either regular or special, shall be made with no more than five (05) days nor more than sixty (60) before the date of the Board by sending the same by certified mail or personal delivery to each registered shareholder entitled to vote.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

8/14

Shall be valid agreements made at any General Meeting, although it has not made the announcement in the manner provided above, provided that at such meeting are present or represented all shareholders or, being present represented the number of them need to a quorum, all absent shareholders may waive their right to prior notice, concerning the matters to which such agreements relate.

NINTH: (Board of Directors) The Board will consist of not less than three (3) members. The maximum number of directors will by freely fixed by the General Meeting or by the Board.

Notice: Meetings of the Board may be held in the Republic of Panama or anywhere else that the Directors determine. The summoning for any meeting of the Board will be made by any officer of the company, by written or personal notice given to each director not less than three (3) nor more than ten (10) days before the date of the meeting. However, the Board may decide set periodical meeting dates, in which case the call will not be necessary.

Quorum and Voting: At meetings of the Board quorum will by constituted by the presence of a majority of the Directors who may be represented by the same attorneys who need not be Directors and must be appointed by public or private documents, with or without power of substitution. Decisions of the Board shall be adopted by the affirmative vote of a majority of the directors present or represented.

Removal: the General Meeting of Shareholders with or without cause may remove any director from office.

Vacancies: Vacancies occurring in the Board shall be filled by resolution of the majority of the remaining members of the same, although these do not constitute a quorum.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

9/14

Powers of Attorney: The affairs of the company will be managed and directed by the Board, which will exercise all powers of the company, except that the law, the Articles of Incorporation or By-laws reserved to the General Meeting. Accordingly, the Board may grant in trust, pledge, mortgage or otherwise encumber the assets of the company to ensure compliance with its obligations as well as sell, exchange or otherwise dispose of the assets of the same. The Board may also agree to apply results, whether profits or losses, accumulated for the year or previous years, being able to decide on the distribution of dividends or the capitalization of results or application to retained earnings or other equity account, provided that the effects of these agreements relapse equally in all shareholders of the company, based solely on their participation in the paid-up capital of the company.

Appointment of Committees: The Board may constitute one or committees, which may delegate any or all of its powers. Each committee will be composed of two (2) or more Directors.

TENTH: (Officers) The officers of the company, who will be appointed by the Board to act at the discretion of the same, will be, a President, a Treasurer and a Secretary. The Board also may choose one or more Vice-presidents, Assistant Treasurers or Deputy Secretaries, as well as the agents and employees as it deems appropriate. Any person may carry out more than one post. To be an Officer does not require to be a Director. The Board shall fix the powers of the Officers and their authorization to represent the company and act on their behalf. While the Board does not provide otherwise, the incumbent President, acting jointly with a Director may exercise all the powers of the Board relating to the management of the business and affairs of the company and therefore may enter into, on behalf of the

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

10/14

company, but only up to the limit of Five Million Dollars (U.S. $ 5,000,000.00) legal currency of the United States of America, contracts of any kind and, specifically give or obtain money on loan, buy, sell, lease, manage, grant, bargain, endorse, discount, accept, mortgage, pledge or otherwise acquire, encumber or dispose of real property and chattel property, money, notes, warrants and other securities; open or close branches inside or outside the Republic of Panama; charge to receive money or any other thing needed by the company and issue receipts; open bank accounts, turn against them or authorize third parties to do so and agree standards for management; exercise all rights attached to the shares and other securities belonging to social participation in society, including the right to vote; lease up and designate the persons who will have access to them; compromise or submit to arbitration any dispute or arbitration in which The Company is a party. The above powers do not contain exhaustive nor restrictive enumeration and, consequently, the incumbent President, acting in jointly with a Director and up to the limit of Five Million Dollars (U.S. $ 5,000,000.00) legal currency of the United States of America, may exercise the powers corresponding to the Board, but do not appear explicitly mentioned in this clause. Notwithstanding the foregoing, the President will be accountable to the Board of acts performed by the next session this is so done.

ELEVENTH: (Legal Representative) Notwithstanding the directive of the Board, the President will have the legal representation of the company. In the absence of the same, shall be held in its order, the Vice President, if any, the Treasurer or the Secretary. To this end, simply a declaration of three directors to demonstrate to others the existence of circumstances that would permit the Officer to assume the legal representation of the company.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

11/14

TWELFTH: Contracts and other transactions entered into between it and any other company which are not void or voidable will be the mere fact that one or more of the Directors or Officers of this society has an interest in the other or are Directors or Officers thereof, nor by the mere fact that one or more Directors or Officers of this company are parties or are interested in such contract or transaction. Such contract or transaction should be informed to the Company, however the Directors or Officers of the company are relieved of any liability which may be incurred by the mere fact of contract with the company for the benefit of themselves or any firm or corporation which are interested in any title without them has been proven fraud or inexcusable negligence and has been a prejudice for the Company.

THIRTEENTH: Compensation of Directors.

The Directors and Officers as well as their successors and their property, will be compensated and kept harmless, by the time they devote to the Company in relation to any of the affairs thereof, of any action, costs, charges, losses, damages and expenses which any of them may incur or sustain by reason of any act or omission during the execution of their duties, and none of them reply for the acts, neglect or omissions of others even though of their signature or acting upon has been provided by internal or external requirement, except for any director or officer who is proving that he acted with intent or gross fault.

Also, AGREED, further, authorize the President and Secretary of the Company, to issue and execute the Certificate of Amendment required by the Law and the law firm ARIAS, ALEMAN & MORA to record and register the Certificate of Amendment in the Public Registry of Panama.”

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

12/14

IN WITNESS WHEREOF, this document was executed in the city of Panama, at the fifteenth (15th) day of January, two thousand and seven (2007).

(Signed) Illegible—Raman Barza Alzamora, President

(Signed) Illegible—Jaime Mora Solis, Secretary

Consistent with its original first copy, I issue, seal and execute in the City of Panama, Republic of Panama, on the twenty-fourth (24th) day of January, two thousand and seven (2007).

“This Deed has a total     pages.”

SI/JEuagr,

NOT ARIOPUIFILICODECIMO

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAT READS:

Entered into the Public Registry of Panama

Province: Panama	Date and Time: 2007/01/25 09:57:07:5
Tome: 2007	Seat: 13834
Filing party: ERNESTO FLORES	Id. Card: 2-94-1817
Liquidation No. 7007238396	Total Rights: 1210.00
Entered by: L1BA1

(Public Registry Seal)

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAT READS:

Entered into the System of Information of the Public Registry at Microfiche 539106, Redi Number (1074731 Registry Rights B/.1210.00. Certifying Rights B/.10.00

Panama January 25, 2007

Signed (illegible) Head Registrar

(Public Registry Seal)

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

13/14

APOSTILLE

(Convention de la Haye du 5 octubre 1961)

1.	In Panama, the present public document

2.	Has been executed by NEMESIO G. DICLEA G..

3.	Acting in capacity as: HEAD OF TOMES, FICHES AND MICROFICHES

4.	Bears the stamp/seal of THE PUBLIC REGISTRY OF PANAMA

certified

5.	At the Ministry of Foreign Affairs

6.	On the day of May 16, 2014

7.	By: THE DEPARTMENT OF AUTHENTICATIONS AND LEGALIZATIONS

8.	Under the Number 34A NO. 539303-LS

9.	Seal/Stamp Ministry of Foreign Affairs, Authentications and Legalizations

10.	Certifying official: (Signed Illegible( Doraida del C. Cortizo de Zanetti, Deputy Chief of the Department of Authentications and Legalization, Ministry of Foreign Affairs.

THE UNDERSIGNED CERTIFIED TRANSLATOR, AUTHORIZED BY MEANS OF PROVIDENCE NO. 280 OF SEPTEMBER 26, 1994 ISSUED BY THE MINISTRY OF GOVERNMENT AND JUSTICE OF THE REPUBLIC OF PANAMA, HEREBY ATTEST THAT THE FOREGOING DOCUMENT IS A TRUE TRANSLATION FROM ITS ORIGINAL IN SPANISH SUBMITTED TO ME IN PANAMA CITY ON MAY 17, 2014.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

14/14

CERTIFIED TRANSLATION

0701-054

REPUBLIC OF PANAMA

PROVINCE OF PANAMA

TENTH NOTARY OF THE CIRCUIT OF PANAMA

CARLOS STRAH CASTRELLON

NOTARY PUBLIC TENTH

TELS: 233-9423	OBARRIO	P.O. BOX 0819-06446
FAX: 223-9429	50TH STREET AND ELVIRA MENDEZ,	PANAMA, REP. OF PANAMA

COPY

PUBLIC DEED No. 2297 of February 07, 2007.

BY MEANS OF WHICH

BY MEANS OF WHICH are recorded a Certificate of Amendment and an Appointment Certificate of the company INTERGROUP FINANCIAL SERVICES CORP, by means of which clause Third of the Articles of Incorporation is amended and new Directors and Officers are appointed.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

1/9

PUBLIC DEED NUMBER TWO THOUSAND TWO HUNDRED NINETY-SEVEN

(2,297)

BY MEANS OF WHICH are recorded a Certificate of Amendment and an Appointment Certificate of the company INTERGROUP FINANCIAL SERVICES CORP, by means of which clause Third of the Articles of Incorporation is amended and new Directors and Officers are appointed.

Panama, February 07, 2007

In Panama City, capital of the Republic and Seat of the Notarial Circuit of the same name on the seventh (07th) day of February, two thousand and seven (2007), before me, CARLOS STRAH CASTRELLON, Notary Public Tenth of the Circuit of Panama, holder of personal the identity card Eight—one hundred forty-seven—eight hundred-two (8-147-802), personally appeared Mr. JAIME MORA SOLIS, male, Panamanian, of legal age, married, Attorney-at-Law, resident of this city, holder of personal identity card number seven sixty-six—seven hundred ten (7-66-710), a person whom I know, acting in his capacity as a member of the law firm ARIAS, ALEMAN & MORA, Resident Agent of the company INTERGROUP FINANCIAL SERVICES CORP., company registered at the Public Registry, Microfilm (Commercial) Section, at Microfiche five hundred thirty-nine thousand one hundred six (539106), Redi Document number one million fourteen thousand seven hundred thirty-seven (1014737), as of the twenty-first (21st) day of January two thousand and six (2006) and who presented me for registration thereof, for which effect I added to the protocol of this Deed, the Certificate of Amendment and an Appointment Certificate of said company, by means of which is amended Clause Third of the Articles of Incorporation and new Directors and Officers are appointed. Recording requested hereby made and copies shall be issued as necessary.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

2/9

The undersigned certifies that the Notary has extended this Public Deed, based on Minutes duly countersigned by the law firm ARIAS, ALEMAN & MORA, in compliance with what is set forth articles fourth (4th), fourteenth (14th) and sixteenth (16th) of Act of April Ninth (9th) Nineteen Eighty-four (1984).

I warned that copies of this Deed must be registered in the Public Registry, and it was read before the appearing parties in the presence of the attesting witnesses SIMION RODRIGUEZ, with personal identity card number nine—one hundred seventy-four—two hundred (9-174 -200) and MAITA GONZALEZ, with personal identity card number eight—five hundred sixteen—two thousand two hundred-seven (8-516-2207), both of legal, residents of this city, people who know and are skillful for the position, fund it agreeable, imparted their approval and they all executed the same for the record, for before me, the Notary who attests.

This Public Deed in the protocol of the present year is identified with number TWO THOUSAND TWO HUNDRED NINETY- SEVEN (2,297)

(SIGNED) JAIME MORA SOLÍS, SIMION RODRÍGUEZ, MAITA GONZALEZ, CARLOS STRAH CASTRELLON, Notary Public Tenth of the Notarial Circuit of Panama.

CERTIFICATE OF AMENDMENT

The undersigned, Ramon Barúa Alzamora, President and Jaime Mora Solis, Secretary, respectively, of the company INTERGROUP FINANCIAL SERVICES CORP., registered in the Microfilm Commercial Section of the Public Registry, at Microfiche 539106, Redi Document No. 1014737 since September 21st, 2006, certify:

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

3/9

1) That a meeting of the General Assembly of Shareholders was held on January 31st, 2007, when convened by conference call in which were present in direct communication and therefore present, holders of the all issued and outstanding shares of the Company.

2) That the meeting was chaired by Mr. Raman Barúa Alzamora, President and Mr. Jaime Mora Solis, Secretary of the Company, respectively.

3) That at that meeting, in attention to motion duly made and seconded, the following resolutions were adopted:

“IT IS AGREED to amend Clauses Third of the Articles of Incorporation of the Company to read as follows:

THIRD: (Equity) The amount of the authorized share equity of the company increases to ONE FIFTY THOUSAND MILLION (150,000,000) Common Shares without par value. The amount of equity stock will be at least equal to the total amount the company received from the issuance of shares without par value, plus the sums added to the capital in accordance with a resolution of the Board.

All shares will have the same rights and privileges and each shall have one (1) vote at all General Meetings of Shareholders. The Board is authorized to determine the amount for which the company may in the future issue and sell shares.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

4/9

The share certificates may be issued in registered form. Shareholders of the company will not have preferential right to subscribe to shares issued under a capital increase. Nor shall have the first option or preferential right to purchase or acquire shares that other shareholders of the company wishing to sell or otherwise dispose of.”

“ADDITIONALLY RESOLVED to authorize the President and Secretary of the Company, to issue and execute the Certificate of Amendment required by the Law and the law firm ARIAS, ALEMAN & MORA to record and register the Certificate of Amendment in the Public Registry of Panama.”

IN WITNESS WHEREOF, this document was executed in the city of Panama, at the thirty-first (31st) day of January, two thousand and seven (2007).

(Signed) Illegible—Raman Barúa Alzamora, President

(Signed) Illegible—Jaime Mora Solis, Secretary

CERTIFICATE

The undersigned, Ramón, Barúa Alzamora, President and Juan Antonio Castro Molina, Treasurer, respectively, of the company INTERGROUP FINANCIAL SERVICES CORP. registered in the Microfilm Commercial Section of the Public Registry, at Microfiche 539106, Redi Document No. 1014737, by these means certify under oath as follows:

1st. In accordance to reduction of the authorized capital stock of the company called INTERGROUP FINANCIAL SERVICES CORP. registered in the Microfilm Commercial Section of the Public Registry, at Microfiche 539106, Redi Document No. 1014737, since September 21st, 2006, approved in the extraordinary assembly of the shareholders board of said company held on January 31st, 2007 is not breached what is set forth in the first paragraph of article 14 of Act 32 of February 28, 1927.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

5/9

2nd. They render Affidavit with the purpose of complying with what is set forth in article 14 of Act 32 of February 28th, 1927.

IN WITNESS WHEREOF, this document was executed in the city of Panama, at the thirty-first (31st) day of January, two thousand and seven (2007).

(Signed) Illegible—Raman Barúa Alzamora, President

(Signed) Illegible—Jaime Mora Solis, Secretary

APPOINTMENT CERTIFICATE

The undersigned, Jaime Mora Solís, Secretary of the company called INTERGROUP FINANCIAL SERVICES CORP. registered in the Microfilm Commercial Section of the Public Registry, at Microfiche 539106, Redi Document No. 1014737, since September 21st, 2006, certifies:

1) That a meeting of the Genera Assembly of Shareholders of the Company was held in January 31st, 2007, previous summoning, by means of telephone conference and therefore present were in direct communication and therefore present, the holders of the totality of the issued and outstanding shares of the Company.

2) That the meeting was presided by Mr. Ramón Barúa Alzamora, President and by Mr. Jaime Mora Solís, Secretary of the Company, respectively:

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

6/9

3) That in said meeting, based on motion duly submitted and seconded, he following resolutions were adopted:

“RESOLVE, to accept the resignation of the following persons from the post of member of the Board of the Company: (1) Juan Antonio Castro Molina; and (ii) Jaime Mora Solís, thanking them for the important services rendered to the Company;”

“RESOLVE, to appoint the following persons as officers of the company: (1) Carlos Rodriguez-Pastor Persivale, identified with National Identity Document No. 10543995, as President; (ii) Felipe Morris Guerinoni, identified with National Identity Document No. 10218417, as Secretary; and, Ramón Barúa Alzamora, identified with National Identity Document No. 07272637, as Treasurer, all, for these effects, domiciled at Carlos Villarán Avenue, No. 140, Santa Catalina Township, La Victoria, Lima, Peru; and”

“RESOLVE, additionally, to authorize Jaime Mora Solís, Secretary of the company to issue and execute the Certificate of Appointment and authorize also, the law firm of ARIAS, ALEMAN & MORA to record and register said Certificate of Appointment in the Public Registry of Panama.

IN FAITH OF WHICH, the present document is executed at the thirty-first (31st) day of the month of January, two thousand and seven (2007).

(Signed Illegible)—Jaime Mora Solís—Secretary

Consistent with its original first copy, I issue, seal and execute in the City of Panama, Republic of Panama, on the seventh (7th) day of February, two thousand and seven (2007).

“This Deed has a total 3 pages.”

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

7/9

(Signed) Illegible—Carlos Strah Castrellon, Notary Public Tenth

(Notary Seal)

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAT READS:

Entered into the Public Registry of Panama

Province: Panama	Date and Time: 2007/02/12 14:19:39:5
Tome: 2007	Seat: 24957
Filing party: ERNESTO FLORES	Id. Card: 2-94-1817
Liquidation No. 7007257835	Total Rights: 100.00
Entered by: KEBO

(Public Registry Seal)

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAT READS:

Entered into the System of Information of the Public Registry at Microfiche 539106, S.A. Redi Number 1084454 Registry Rights B/.80.00 Certifying Rights B/.20.00

Panama FEBRUARY 12, 2007

Signed (illegible) Head Registrar

(Public Registry Seal)

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAT READS:

PUBLIC REGISTRY OF PANAMA

Certifies

The present is a faithful copy of the document registered at this institution, which I issues and execute today, May 25, 2014.

Signature: (Signed Illegible) ELIZABETH DE GARIBALDO

Rights paid: B/.40.00

Liquidation No. 1462459

APOSTILLE

(Convention de la Haye du 5 octubre 1961)

1.	In Panama, the present public document

2.	Has been executed by ELIZABETH DE GARIBALDO

3.	Acting in capacity as: HEAD OF TOMES, FICHES AND MICROFICHES

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

8/9

4.	Bears the stamp/seal of THE PUBLIC REGISTRY OF PANAMA

certified

5.	At the Ministry of Foreign Affairs

6.	On the day of May 23, 2014

7.	By: ASSISTANT TO THE DEPARTMENT OF TOMES, MICROFILMS OF THE PUBLIC REGISTRY

8.	Under the Number 107A GB NO. 540191

9.	Seal/Stamp Ministry of Foreign Affairs, Authentications and Legalizations

10.	Certifying official: (Signed Illegible) Roxana Castrellón, Authorized signatory of the Department of Authentications and Legalization, Ministry of Foreign Affairs.

THE UNDERSIGNED CERTIFIED TRANSLATOR, AUTHORIZED BY MEANS OF PROVIDENCE NO. 280 OF SEPTEMBER 26, 1994 ISSUED BY THE MINISTRY OF GOVERNMENT AND JUSTICE OF THE REPUBLIC OF PANAMA, HEREBY ATTEST THAT THE FOREGOING DOCUMENT IS A TRUE TRANSLATION FROM ITS ORIGINAL IN SPANISH SUBMITTED TO ME IN PANAMA CITY ON MAY 23, 2014.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

APOSTILLE

(Convention de la Haye du 5 octubre 1961)

1.	En Panamà el presente documento pùblico

2.	Ha sido firmado por: MARIA DEL PILAR PITTY

3.	Quien actùa en calidad de: INTERPRETE PUBLICO AUTORIZADO

4.	Y esta revestido del sello/timbre de: DE LA REPUBLICA

                    DE PANAMA

certificado

5.	En el Ministerio de Relaciones Exteriores

6.	El dia: 27-5-2014

7.	Por: DEPARTAMENTO DE AUTENTICACION Y LEGALIZACION

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

APOSTILLE

(Convention de la Haye du 5 octubre 1961)

1.	En Panamà el presente documento pùblico

2.	Ha sido firmado por: MARIA DEL PILAR PITTY

3.	Quien actùa en calidad de: INTERPRETE PUBLICO AUTORIZADO

4.	Y esta revestido del sello/timbre de: DE LA REPUBLICA

                    DE PANAMA

certificado

5.	En el Ministerio de Relaciones Exteriores

6.	El dia: 27-5-2014

7.	Por: DEPARTAMENTO DE AUTENTICACION Y LEGALIZACION

8.	Bajo el numero 113A GB / # Rec.: 540621

9.	Sello / Timbre:

10.	[ILLEGIBLE]

Translation

TENTH NOTARY OF THE CIRCUIT OF PANAMA

RICARDO A. LANDERO M.

Tenth Notary Public

Telephone: 223-9423	Campo Alegre, Angeliki Building, Office	Fax: 223-9429
Fax: 223-4258	1A, Ground Floor, P.O. Box 0832-00402,
Republic of Panama

COPY

DEED NO. 12,064 Dated May 14th, 2012.

WHEREBY Public Deed No. 1,283 dated January 24th, 2007 issued by this same Notary is amended.

/s/ Elsa E. Callaba ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88

PUBLIC DEED NUMBER TWELVE THOUSAND AND SIXTY FOUR (12,064) - WHEREBY, Public Deed No. 1,283 dated January 24th, 2007 issued by this same Notary is amended.

Panama, May 14th, 2012.

In the City of Panama, Capital city of the Republic and Head of the Notarial Circuit bearing the same name, this fourteenth (14th) day of May of the year two thousand and twelve (2012), I, RICARDO ADOLFO LANDERO MIRANDA, Tenth Notary Public of the Circuit of Panama, bearer of the personal identity card number four - one hundred and three - two thousand three hundred and thirty seven (4-103-2337), hereby certify as follows:

FIRST: Due to a mecanographic mistake, in Public Deed number one thousand two hundred and eighty three (1,283) of the twenty fourth (24th) day of January of the year two thousand and seven (2007) of this Notary, whereby the Certificate of Amendment of the company INTERGROUP FINANCIAL SERVICES CORP. is notarized, by means of which Clauses One, Two, Three, Four, Five, Six, Seven, Eight, Nine, Ten, Eleven, Twelve and Thirteen of the Articles of Incorporation, are amended, which is duly registered with the Public Registry, Mercantile Section, on Microjacket five hundred thirty nine thousand one hundred and six (539,106), Document one million seventy four thousand seven

/s/ Elsa E. Callaba ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88
1

for the purposes of the issues referred to in such agreements.

SECOND: The rest of the content of Public Deed number one thousand two hundred and eighty three (1,283) is not changed, unless amended by this Public Deed.

I warned the appearing parties that a copy of this Deed should be registered with the Public Registry and, upon the reading of same, in the presence of the instrumental witnesses, JAYRO NUÑEZ, bearer of the personal identity card number eight - seven hundred and twenty five - two hundred and twenty one (8-725-221) and SIMIÓN RODRÍGUEZ, bearer of the personal identity card number nine - one hundred and seventy four - two hundred (9-174-200), both of legal age, neighbors of this city, persons to me known and who are fit for the position, they agreed on it and sign it for the record before me, the Notary, who attests.

This Public Deed bears sequential number TWELVE THOUSAND AND SIXTY FOUR (12,064).

(Signed) JAYRO NUÑEZ, SIMIÓN RODRÍGUEZ, RICARDO ADOLFO LANDERO MIRANDA, Tenth Notary Public of the Circuit of Panama.

/s/ Elsa E. Callaba ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88
3

This first copy which I seal, sign and stamp in the City of Panama, Republic of Panama, this fourteenth (14th) day of May of the year two thousand and twelve (2012) tallies well and faithfully with its original.

“This deed has a total of 2 pages”.

[Signed: illegible]

Ricardo A. Landero M.

Filed with the Public Registry of Panama

Province:     Panama         Date and Time:     2012/May/18     18:36:21:9

Volume:	2012	Entry:	090616

Submitted by:	Ernesto Flores	ID Card No. :	2-94-1817

Liquidation No.:	00001200028650	Total Duties:	50.00

Entered by:	MIDEMA

<There appears a signature>

Chief of Receipt of Documents and Quality Control

<Seal:> Republic of Panama, Office of the Public Registry

Registered with the Technological Information System

of the Public Registry of Panama

Department of Persons

Microjacket No.:	539106

Initials:	S.A.

Document:	2177070

Operation Carried Out:	Amendment

Registration Fees:	40.00

Qualification Fees:	25.00

4

Place and date of registration: Panama, May 22nd, 2012.

[Signed illegible]

Chief Registrar

<Seal:> Republic of Panama, Office of the Public Registry

THE FOREGOING IS A TRANSLATION INTO ENGLISH OF THE DOCUMENT IN SPANISH WHICH WAS PRESTENTED TO ME.

PANAMA, SEPTEMBER 8TH, 2014.

/s/ Elsa E. Callaba ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Rasol. No. 20 Pob. 6/88

5

CERTIFIED TRANSLATION

-252

TENTH NOTARY OF THE CIRCUIT OF PANAMA

Ricardo A. Landero M.

TENTH NOTARY PUBLIC

TELS: 223-9423 223-4258	CAMPOALEGRE, ANGELIKI, BUILDING, UNIT 1A, GROUNDFLOOR P.O. BOX 0832-00402, REPUBLIC OF PANAMA PANAMA	FAX: 773.9429

COPY

PUBLIC DEED No. 16,063 DE 22 OF June of 2012

BY MEANS OF WHICH:

Is recorded the Amendment Certificate of the company INTERCORP FINANCIAL SERVICES INC. (FORMERLY, INTERGROUP FINANCIAL SERVICES CORP.) by means of which Clause First of the Articles of Incorporation is amended.

/s/ Maria del Pilar Pitty C.

Marfa del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

1/7

PUBLIC DEED NUMBER SIXTEEN THOUSAND SIXTY-THREE

(16,063)

BY MEANS OF WHICH of INTERCORP FINANCIAL SERVICES INC. (FORMERLY, INTERGROUP FINANCIAL SERVICES CORP.) is recorded, by means of which is amended Clause First of the Articles of Incorporation.

Panama, June 22nd, 2012.

In Panama City, Capital of the Republic and Seat of the Notarial Circuit of the same name, at the twenty-second (22) days of June two thousand and twelve (2012), I, RICARDO ADOLFO MIRANDA LANDERO Notary Public Tenth of the Circuit of Panama, holder of personal identity card number—four—one hundred tree—two thousand three hundred thirty-seven (4-103-2337), personally appeared LUIS EDUARDO MASTELLARI, male, Panamnian, of legal age, married, Attorney-at-Law, neighbor of this City, holder of personal identity card number eight—three hundred eleven—two hundred sixteen (8-311-216), person whom I know, acting in his capacitt as member of the law firm ARIAS, ALEMAN & MORA, duly empowered for this act by the company called INTERCORP FINANCIAL SERVICES INC. (FORMERLY, INTERGROUP FINANCIAL SERVICES CORP.), company registered at the Public Registry at the Microfilm (Commercial) Section at Microfiche five hundred thirty nine thousand one hundred six (539.106), Redi Document one million fourteen thousand seven hundred thrity-seven (1,014,737), since September ywenty-first (21st) , two thousand and six and who gave me for its recording and to which I add to the protocol of this Public Deed, the Ceriticate of Amendment of said company, by means of which is amended Clause First of the Articles of Incorporation.

The recording is performed and the necessary copies shall be issued.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

2/7

The undersigned, Notary, states issuing the present public Deed based on Minutes duly countersigned by the law firm of ARIAS, ALEMAN & MORA, in compliance to what is set forth in articles fourth (4th), fourteenth (14th) and sixteenth (16th) of Act of April ninth (9th), nineteen eighty-four (1984).

I warned that a copy of this Public Deed must be registered in the Public Registry, and read as it was, before the appearing party in the presence of the attesting witnesses JAYRO NUÑEZ holder personal identity eight-seven hundred twenty-five - two hundred twenty-one (8-725-221) and SIMION RODRÍGUEZ, holder of personal identity card number nine - one hundred seventy-four - two hundred (9-174-200), of legal age, residents of this city, people whom I know and are skillful for the position, found it to be agreeable and imparted their approval and they all execute the same to affirm, before me, the Notary who attests.

This Public Deed in the protocol of this year bears the number SIXTEEN THOUSAND SIXTY THREE (16,063)

(Signed) JAYRO NUÑEZ, SIMION RODRIGUEZ, RICARDO ADOLFO LANDERO MIRANDA, Notary Public Tenth of the Circuit Panama.

CERTIFICATE OF AMENDMENT

INTERCORP FINANCIAL SERVICES INC.

(FORMERLY, INTERGROUP FINANCIAL SERVICES CORP.)

The undersigned, Carlos Rodriguez-Pastor Persivale and Felipe Morris Guerinoni, President and Secretary, respectively, of the company called INTERCORP FINANCIAL SERVICES INC. (FORMERLY, INTERGROUP FINANCIAL SERVICES CORP.), by these means, hereby certify that:

a) That prior call, an extraordinary meeting of the General Meeting of Shareholders of the company INTERCORP FINANCIAL SERVICES INC. (FORMERLY, INTERGROUP FINANCIAL SERVICES CORP.) was held in Panama City, Republic of Panama, in which were present and properly represented the majority shareholders of the company which constituted a quorum on first call.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

3/7

b) By designation of the shareholders, the meeting was chaired by Mr. Jaime Mora Solis, and also by the appointment of the shareholders, acted as Secretary, Mr. Luis Eduardo Mastellari Sosa.

c) At such meeting, the Shareholders unanimously approved the following resolutions:

“RESOLVED to amend the first clause of the articles of incorporation of the company in order to read as follows:

FIRST: (Name) The company is called INTERCORP FINANCIAL SERVICES CORP.”

“RESOLVED FURTHER, to authorize the President and Secretary of the Company to issue and execute the Certificate of Amendment demanded by the Law and appoint the law firm ARIAS, ALEMAN & MORA, Resident Agents of the company in the Republic of Panama to record said document in a Notary of the Circuit of Panama and to file it before the Public Registry for its corresponding registratuoon.”

There being no further business, the meeting was adjourned.

IN WITNESS WHEREOF, this certification is issued, on the eighth (8) day of June two thousand and twelve (2012).

(Signed) Illegible - Carlos Rodriguez Pastor Persivale, President

(Signed) Illegible - FELIPE Federico Roy Morris Guerinoni, Secretary -

A STAMP FOLLOWS

EDUARDO LAOS DE LAMA

LEGALIZ

ATTOTNEY-AT-LAW NOTARY

I CERTIFY THAT THE ABOVE APPLY TO SIGNATURES OF CARLOS TOMAS RODRIGUEZ PASTOR PERSIVALE IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT ONE ZERO FIVE FOUR THREE NINE NINE FIVE (10543995)

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

4/7

AND FELIPE FEDERICO ROY MORRIS GUERINONI IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT ONE ZERO TWO ONE EIGHT FUR ONE SEVEN (10218417), AS PRESIDENT AND SECRETARY OF FINANCIAL SERVICES INTERCORP INC. Legalizing THEM UNDER art.108 OF THE LAW OF NOTARIES. LIMA, JUNE FIFTEEN (15) OF TWO THOUSAND AND TWELVE (2012).

N° 040644

A STAMP FOLLOWS

Signing this document Dr. Jorge F. Zuleta Guimet replacing Dr. Eduardo Laos Lama, according to license granted by the College of Notaries of Lima.

Signed Illegible

JORGE F. ZULETA GUIMET

Notary of Lima

LAOS LAMA NOTARIES

Santo Domingo Jr. No. 291 - Jesus Maria

Tel. 463 -5300 - Fax: 461-7935

A STAMP FOLLOWS

COLLEGE OF NOTARIES OF LIMA, PERU

A STAMP FOLLOWS

THE COLLEGE OF NOTARIES DE LIMA CERTIFIES:

The signature and seal appearing on this page corresponds to the Notary of Lima.

Jorge F. Zuleta Guimet

Invoice No. 108574 Date: June 18, 2012.

Certifies the signature of the Notary but not the contents.

Signed Illegible)

Gisella Patricia Jara Briceño Secretary

A STAMP FOLLOWS

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

5/7

APOSTILLE

(Convention de la Haye du 5 octubre 1961)

1. Country REPUBLIC OF PERU

This public document

2. Has been signed by GISELLA PATRICIA JARA BRICEÑO

3. acting in the capacity of SECRETARY

4. bears the seal/stamp of COLLEGIATE OF NOTARIES OF LIMA CERTIFIED

5. at ODE PLAZA NORTE

6. The 06/19/2012

7. by SECRATRAY OF STATE

8. No. MRE422292182201726074

9. Seal/Stamp

10. Signature

390369

Signed Illegible

Pere Moran Hermes Godofredo

Geneal Consular Policies Directorate

SECRETARY OF STATE

Series - 09             No. 062639             ww.rree.gob.pa

Consistent with its original first copy, I issue, seal and execute in the City of Panama, Republic of Panama, on the twenty-second 22nd) day of June, two thousand and twelve (2012).

“This Deed has a total _ pages.”

(Signed Illegible)

RICARDO A. LANDERO M., Notary Public Tenth

(Official Notary Seal)

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAT READS:

Entered into the Public Registry of Panama
Province: Panama Tome: 2012 Filing party: ERNESTO FLORES Liquidation No. 00001200043634 Entered by: VALAPA03	Date and Time: 2012/JUN/25 15:18:47 p.m. Seat: 116095 Id. Card: 2-94-1817 Total Rights: 50.00

(Signed Illegible)

Head of Receipt of Documents and Quality Control

(Public Registry Seal)

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

6/7

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAT READS:

Entered into the IT System of the Public Registry at Microfiche 539106, S.A. Redi Number 2197803, Performed Operation: MINUTES, Registry Rights B/.40.00. Certifying Rights B/.10.00

Panama June 26, 2012

Signed (illegible) Head Registrar

(Public Registry Seal)

PUBLIC REGISTRY OF PANAMA

CERTIFIES

The present document which I issue, and execute today May 5, 2014, is a faithful copy of the document registered at this institution.

Signature: (Signed Illegible)

Rights Paid B/.35.00

Liquidation No. 14634976

APOSTILLE

(Convention de la Haye du 5 octubre 1961)

1.	In Panama, the present public document

2.	Has been executed by NEMESIO G. DICLEA G..

3.	Acting in capacity as: HEAD OF TOMES, FICHES AND MICROFICHES

4.	Bears the stamp/seal of THE PUBLIC REGISTRY OF PANAMA

certified

5.	At the Ministry of Foreign Affairs

6.	On the day of May 16, 2014

7.	By: THE DEPARTMENT OF AUTHENTICATIONS AND LEGALIZATIONS

8.	Under the Number 33A NO. 539303-LS

9.	Seal/Stamp Ministry of Foreign Affairs, Authentications and Legalizations

10.	Certifying official: (Signed Illegible) Doraida del C. Cortizo de Zanetti, Deputy Chief of the Department of Authentications and Legalization, Ministry of Foreign Affairs.

THE UNDERSIGNED CERTIFIED TRANSLATOR, AUTHORIZED BY MEANS OF PROVIDENCE NO. 280 OF SEPTEMBER 26, 1994 ISSUED BY THE MINISTRY OF GOVERNMENT AND JUSTICE OF THE REPUBLIC OF PANAMA, HEREBY ATTEST THAT THE FOREGOING DOCUMENT IS A TRUE TRANSLATION FROM ITS ORIGINAL IN SPANISH SUBMITTED TO ME IN PANAMA CITY ON MAY 17, 2014.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

APOSTILLE

(Convention de la Haye du 5 octubre 1961)

1.	En Panamå el presente documento pùblico

2.	Ha sido firmado por: MRIA DEL P. PITTY C.

3.	Quien actùa en calidad de: TRADUCTORA PÚBLICA AUTORIZADA

4.	Y esta revestido del sello/timbre de: REPÚBLICA DE PANAMÁ

certificado

7/7

4.	Bears the stamp/seal [ILLEGIBLE]

certified

5.	At the Ministry of Foreign Affairs

6.	On the day of May 16, 2014

7.	By: THE DEPARTMENT OF AUTHENTICATIONS AND LEGALIZATIONS

8.	Under the Number 33A NO. 539303-LS

9.	Seal/Stamp Ministry of Foreign Affairs, Authentications and Legalizations

10.	Certifying official: (Signed Illegible) Doraida del C. Cortizo de Zanetti, Deputy Chief of the Department of Authentications and Legalization, Ministry of Foreign Affairs.

THE UNDERSIGNED CERTIFIED TRANSLATOR, AUTHORIZED BY MEANS OF PROVIDENCE NO. 280 OF SEPTEMBER 26, 1994 ISSUED BY THE MINISTRY OF GOVERNMENT AND JUSTICE OF THE REPUBLIC OF PANAMA, HEREBY ATTEST THAT THE FOREGOING DOCUMENT IS A TRUE TRANSLATION FROM ITS ORIGINAL IN SPANISH SUBMITTED TO ME IN PANAMA CITY ON MAY 17, 2014.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

APOSTILLE

(Convention de la Haye du 5 octubre 1961)

1.	En Panamà el presente documento público

2.	Ha sido firmado por: MARIA DEL P. PITTY C.

3.	Quien actúa en calidad de: TRADUCTORA PÚBLICA AUTORIZADA

4.	Y esta revestido del sello/timbre de: REPÚBLICA DE PANAMÁ

certificado

5.	En el Ministerio de Relaciones Exteriores

6.	El dia: 22/05/2014

7.	Por: DEPARTAMENTO DE AUTENTICACION Y LEGALIZACION

8.	Bajo el numero 15-C / # Rec,: 540005-LS

9.	[ILLIGIBLE]

10.	[ILLIGIBLE]

CERTIFIED TRANSLATION

TENTH NOTARY OF THE CIRCUIT OF PANAMA

Ricardo A. Landero M.

TENTH NOTARY PUBLIC

TELS: 223-9423 223-42568	CAMPOALEGRE, ANGELIKI BUILDING, UNIT 1A, GOUND FLOOR P.O. BOX 0832-00402, REPUBLIC OF PANAMA	FAX: 273-9429

COPY

DEED No. 17,416 OF July OF             of 2012

BY MEANS OF WHICH:

Public Deed 16,063 of June 22, 2012 of the same Notary Office is corrected.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

1/4

PUBLIC DEED NUMBER SEVENTEEN THOUSAND FOUR HUNDRED SIXTEEN

(17,416)

BY MEANS OF WHICH Public Deed N. 16, 063, of June 22nd, 2012, issued in the same Notary Public is corrected.

Panama, July 5th, 2012.

In Panama City, Capital of the Republic and Seat of the Notarial Circuit of the same name, at the five (5) days of July two thousand and twelve (2012), I, RICARDO ADOLFO MIRANDA LANDERO Notary Public Tenth of the Circuit of Panama, holder of personal identity card number - four - one hundred tree - two thousand three hundred thirty-seven (4-103-2337) evidence as follows:

FIRST: That by typing error in Public Deed number sixteen thousand sixty-tree (16,063) of June twenty second (22nd), two thousand and twelve (2012) of this Notary Office, for which the Certificate of Amendment of the company INTERCORP FINANCIAL SERVICES INC. (Formerly, INTERGROUP FINANCIAL SERVICES CORP.) is recorded, by means of which is amended Clause First of the Articles of Incorporation, which is duly registered with at the Commercial Section at Microfiche five hundred thirty nine thousand one hundred six (539.106), Red Document number two million one hundred ninety-seven thousand eight hundred three (2197803) as of June twenty-six (26) two thousand and twelve (2012); in page three (3), lines fifteen, sixteen, seventeen and eighteen is copied: “RESOLVED to amend the first clause of the Articles of Incorporation of the company to read as follows:

FIRST: (Name) The company is called INTERCORP FINANCIAL SERVICES CORP. “ when the correct statement is “RESOLVED to amend the first clause of the articles of incorporation of the company in order to read as follows: FIRST : (Name) The company is called INTERCORP FINANCIAL SERVICES INC.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

2/4

SECOND: The rest contained in Public Deed number sixteen thousand sixty-three (16,063) remains unchanged except of whatever is amended by this Public Deed.

I warned that a copy of this Public Deed must be registered in the Public Registry, and read as it was, before the appearing party in the presence of the attesting witnesses JAYRO NUÑEZ holder personal identity eight—seven hundred twenty-five—two hundred twenty-one (8-725- 221) and SIMION RODRÍGUEZ, holder of personal identity card number nine—one hundred seventy-four—two hundred (9- 174-200), of legal age, residents of this city, people whom I know and are skillful for the position, found it to be agreeable and imparted their approval and they all execute the same to affirm, before me, the Notary ho attests.

This Public Deed in the protocol of this year bears the number SEVENTEEN THOUSAND FOUR HUNDRED SIXTEEN (17,416)

(Signed) JAYRO NUÑEZ, JAYRO NUÑEZ, RICARDO ADOLFO LANDERO MIRANDA, Notary Public Tenth of the Circuit Panama.

Consistent with its original first copy, I issue, seal and execute in the City of Panama, Republic of Panama, on the fifth (5th) day of July, two thousand and twelve (2012).

“This Deed has a total             pages.”

(Signed Illegible)

RICARDO A. LANDERO M., Notary Public Tenth

(Official Notary Seal)

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAT READS:

Entered into the Public Registry of Panama
Province: Panama Tome: 2012 Filing party: ERNESTO FLORES Liquidation No. 00001200050757 Entered by: YASE	Date and Time: 2012/Jul/11 11:45:235 a.m. Seat: 128372 Id. Card: 2-94-1817 Total Rights: 65.00

(Signed Illegible)

Head of Receipt of Documents and Quality Control

(Public Registry Seal)

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

3/4

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP [ILLIGIBLE] READS:

Entered into the IT System of the Public Registry at Microfiche 539106, S.A. Redi Number 2208035, Performed Operation: CORRECTION, Registry Rights B/.40.00. Certifying Rights B/.25.00

Panama July 12, 2012

Signed (illegible) Head Registrar

(Public Registry Seal)

PUBLIC REGISTRY OF PANAMA

CERTIFIES

The present document which I issue, and execute today May 5, 2014, is a faithful copy of the document registered at this institution.

Signature: (Signed Illegible)

Rights Paid B/.2000

Liquidation No. 146349631A

APOSTILLE

(Convention de la Haye du 5 octubre 1961)

1.	In Panama, the present public document

2.	Has been executed by NEMESIO G. DICLEA G..

3.	Acting in capacity as: HEAD OF TOMES, FICHES AND MICROFICHES

4.	Bears the stamp/seal of THE PUBLIC REGISTRY OF PANAMA

certified

5.	At the Ministry of Foreign Affairs

6.	On the day of May 16, 2014

7.	By: THE DEPARTMENT OF AUTHENTICATIONS AND LEGALIZATIONS

8.	Under the Number 31A NO. 539303-LS

9.	Seal/Stamp Ministry of Foreign Affairs, Authentications and Legalizations

10.	Certifying official: (Signed Illegible) Doraida del C. Cortizo de Zanetti, Deputy Chief of the Department of Authentications and Legalization, Ministry of Foreign Affairs.

THE UNDERSIGNED CERTIFIED TRANSLATOR, AUTHORIZED BY MEANS OF PROVIDENCE NO. 280 OF SEPTEMBER 26, 1994 ISSUED BY THE MINISTRY OF GOVERNMENT AND JUSTICE OF THE REPUBLIC OF PANAMA, HEREBY ATTEST THAT THE FOREGOING DOCUMENT IS A TRUE TRANSLATION FROM ITS ORIGINAL IN SPANISH SUBMITTED TO ME IN PANAMA CITY ON MAY 17, 2014.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

APOSTILLE

(Convention de la Haye du 5 octubre 1961)

1.	En Panamà el presente documento público

2.	Ha sido firmado por: MARIA DEL P. PITTY C.

3.	Quien actúa en calidad de: TRADUCTORA PÚBLICA AUTORIZADA

4.	Y esta revestido del sello/timbre de: REPÚBLICA DE PANAMÀ

certificado

1.	[ILLEGIBLE]

2.	Has been executed by NEMESIO G. DICLEA G..

3.	Acting in capacity as: HEAD OF TOMES, FICHES AND MICROFICHES

4.	Bears the stamp/seal of THE PUBLIC REGISTRY OF PANAMA

certified

5.	At the Ministry of Foreign Affairs

6.	On the day of May 16, 2014

7.	By: THE DEPARTMENT OF AUTHENTICATIONS AND LEGALIZATIONS

8.	Under the Number 31A NO. 539303-LS

9.	Seal/Stamp Ministry of Foreign Affairs, Authentications and Legalizations

10.	Certifying official: (Signed Illegible) Doraida del C. Cortizo de Zanetti, Deputy Chief of the Department of Authentications and Legalization, Ministry of Foreign Affairs.

THE UNDERSIGNED CERTIFIED TRANSLATOR, AUTHORIZED BY MEANS OF PROVIDENCE NO. 280 OF SEPTEMBER 26, 1994 ISSUED BY THE MINISTRY OF GOVERNMENT AND JUSTICE OF THE REPUBLIC OF PANAMA, HEREBY ATTEST THAT THE FOREGOING DOCUMENT IS A TRUE TRANSLATION FROM ITS ORIGINAL IN SPANISH SUBMITTED TO ME IN PANAMA CITY ON MAY 17, 2014.

/s/ Maria del Pilar Pitty C.

Maria del Pilar Pitty C.

Certified Translator

Spanish - English - Spanish

Writ No. 280 of September 26, 1994

Issued by the Ministry of Government and Justice of

The Republic of Panama

Email: pilarpitty@gmail.com

APOSTILLE

(Convention de la Haye du 5 octubre 1961)

1.	En Panamà el presente documento público

2.	Ha sido firmado por: MARIA DEL P. PITTY C.

3.	Quien actúa en calidad de: TRADUCTORA PÚBLICA AUTORIZADA

4.	Y esta revestido del sello/timbre de: REPÚBLICA DE PANAMÀ

certificado

5.	En el Ministerio de Relaciones Exteriores

6.	El dia: 20/05/2014

7.	Por: DEPARTAMENTO DE AUTENTICACION Y LEGALIZACION

8.	Bajo el numero 33-C / # Rec,: 539576-LS

9.	Sello/Timbre:

10.	[ILLEGIBLE]

Translation

1408-329

TENTH NOTARY OF THE CIRCUIT OF PANAMA

RICARDO A. LANDERO M.

Tenth Notary Public

Telephone: 223-9423 Fax: 223-4258	Campo Alegre, Angeliki Building, Office 1A, Ground Floor, P.O. Box 0832-00402, Republic of Panama	Fax: 223-9429

COPY

DEED NO. 23,468 Dated August 27th, 2014.

WHEREBY the Certificate of Amendment of the company called INTERCORP FINANCIAL SERVICES INC., by means of which clauses Eighth and Ninth of the Articles of Incorporation are amended, is protocolized.

/s/ Elsa E. Callaba ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88

PUBLIC DEED NUMBER TWENTY THREE THOUSAND FOUR HUNDRED AND SIXTY EIGHT

(23468)

WHEREBY the Certificate of Amendment of the company called INTERCORP FINANCIAL SERVICES INC. is notarized by means of which clauses Eighth and Ninth of the Articles of Incorporation are amended.

Panama, August 27, 2014.

In the City of Panama, Capital city of the Republic and Head of the Notarial Circuit of same name, on the twenty seventh (27th) day of August of the year two thousand and fourteen (2014), before me, RICARDO ADOLFO LANDERO MIRANDA, Tenth Notary Public of the Circuit of Panama, bearer of the personal identity card number four - one hundred and three - two thousand three hundred and thirty seven (4-103-2337), there personally appeared Mr. LUIS EDUARDO MASTELLARI, male, Panamanian, of legal age, married, attorney, bearer of the personal identity card number eight - three hundred and eleven - two hundred and sixteen (8-311-216), person to me known, acting in his capacity as member of the law firm ARIAS, ALEMAN & MORA, duly authorized by the company called INTERCORP FINANCIAL SERVICES INC., a corporation organized under the laws of the Republic of Panama, registered with the Public Registry, Mercantile Section, on Microjacket five hundred thirty nine thousand one hundred and six (539106), Document one million fourteen thousand seven

/s/ Elsa E. Callaba ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88
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hundred and thirty seven (1014737), as from the twenty first (21st) day of September of the year two thousand and six (2006), who submitted to me for its notarization and I actually incorporate to the protocol of this Deed, the Certificate of Amendment of the company called INTERCORP FINANCIAL SERVICES INC., by means of which clauses Eighth and Ninth of the Articles of Incorporation are amended. The notarization thus requested is made and the required copies shall be issued.

The undersigned Notary hereby certifies that he has drawn up this Public Deed, based on the minutes duly countersigned by law firm ARIAS, ALEMAN & MORA, in compliance with the provisions set forth in the fourth (4th), fourteenth (14th) and sixteenth (16th) articles of Law number nine (9), dated on April of the year one thousand nine hundred and eighty four (1984).

(Signed illegible) LUIS EDUARDO MASTELLARI, practicing attorney, bearer of personal identity card number eight - three hundred and eleven - two hundred and sixteen (8-311-216), Expert number two thousand two hundred and sixty (2260).

I warned that a copy of this Deed should be registered with the Public Registry, and, upon the reading of same in the presence of the instrumental witnesses, GRICELA EDITH HERRERA DE RANGEL, female, bearer of the personal identity card number nine - ninety eight - six hundred and seventy seven (9-98-677) and SIMIÒN RODRÍGUEZ, male, bearer of the personal identity card number nine - one hundred and seventy four - two hundred (9-174-200), both o legal age, married, neighbor of this city, persons to me known and who are fit for the position, they agreed on it, approved it and signed it for the record, before me, the Notary, who attests. This Public Deed, registered in the notarial record of this year, bears sequential number TWENTY THREE THOUSAND FOUR HUNDRED AND SIXTY EIGHT (23468).

(SIGNED) LUIS EDUARDO MASTELLARI, GRICELA EDITH HERRERA DE RANGEL, SIMIÓN RODRÍGUEZ, RICARDO ADOLFO LANDERO MIRANDA, Tenth Notary Public of the Circuit of Panama.

CERTIFICATE OF AMENDMENT

The undersigned, Carlos Rodriguez Pastor Persivale and Felipe Morris Guerinoni, President and Secretary of the corporation called INTERCORP FINANCIAL SERVICES INC., respectively, registered with the Public Registry, Microfilm (Mercantile) Section, under Microjacket 539106, Document Redi No. 1014737, as from September 21, 2006, hereby certify:

1) That the Company’s Extraordinary General Meeting of Shareholders was held on Friday, July 25, 2014, prior call, where the shareholders representing 71.1149% of the total issued and outstanding shares of the company were present, who represented the necessary quorum to hold the meeting in first notice.

/s/ Elsa E. Callaba ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88
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2) That the meeting was chaired by Mr. Luis Eduardo Mastellari Sosa and Mrs. Joanna Dawson Pendavis acted as Secretary thereof.

3) In said meeting, upon motion duly presented and seconded, the following resolutions were adopted, among others:

“To amend Clauses EIGHTH and NINTH of the articles of incorporation of the Company so that it can be read as follows:

EIGHTH: (Meeting of Shareholders) General Meetings of Shareholders, whether ordinary or extraordinary, may be held anywhere in the country or abroad.

In all the General Shareholders’ meetings, shareholders may attend and vote through their legal representatives or by proxy appointed by private or public document, with or without power of substitution.

Ordinary Meetings: The General Meeting of Shareholders shall hold its ordinary meetings on the date and at the place thus determined by the Board of Directors. However, the General Shareholders’ Meeting shall be held on an annual basis during the four (4) months following the closing of the company’s financial period, date to be informed to the shareholders as indicated herein below.

The General Shareholders’ Meeting, in an ordinary meeting, may deal with the following issues: a) make a pronouncement about the corporate management and the annual accounts of the previous period; b) resolve on the application of profits, if any; c) appoint the members of the Board of Directors and fix their remuneration; d) appoint the President of the company; e) name or delegate in the Board of Directors the appointment of the external auditors, when applicable; f) resolve the other issues which correspond to it pursuant to the By-laws and any other issue, established in the call, which require social interest.

Extraordinary Meetings: The General Meeting of Shareholders shall hold extraordinary meetings upon the call of the Board of Directors or the President of the company, whenever any of them deems it convenient. Furthermore, the Board of Directors or the President of the company shall call an Extraordinary General Meeting of Shareholders whenever one or more shareholders representing at least twenty percent (20%) of the issued and outstanding shares of the company request so in writing.

The General Shareholders’ Meeting, in an extraordinary meeting, may deal with the following issues: a) remove the members of the Board of Directors and appoint their replacements; b) amend the by-laws; c) increase or reduce the share capital; d) issue obligations; e) agree on the disposal, in an only act, of assets which accounting value exceeds fifty percent (50%) of the registered share capital of the company; f) arrange investigations and special audits; g) agree on the transformation, merger, division, reorganization and dissolution of the company, as well as resolve on its liquidation; and h) any other issue included in the call thereof.

/s/ Elsa E. Callaba ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88
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The Extraordinary General Meeting of Shareholders may only deal with the business included in the agenda.

Quorum and Voting: In first call of a General Meeting of Shareholders, the presence of half plus one (1) of the issued and outstanding shares or their respective authorized representatives or attorneys shall constitute the quorum. In second call, quorum shall be constituted with the number of shares present or duly represented.

All resolutions of the General Shareholders’ Meeting should be approved by the affirmative vote of the shareholder or shareholders representing half plus one (1) of the present shares, unless for the following list, for which the affirmative vote of half plus one of the issued and outstanding shares shall be necessary, to wit: a) amend the Articles of Incorporation; b) issue obligations for a value in excess of 50% of the company’s registered share capital; c) encumber or give in guarantee the company’s goods for a value in excess of 50% of the company’s registered share capital, as determined by the external auditors of the company, for the purposes of guaranteeing obligations of third parties; d) approve mergers with other companies; e) dissolve or liquidate the company or divisions; f) remove the company’s Directors from their positions.

Appointment of Directors: In the appointment of the members of the Board of Directors, each shareholder shall be entitled to cast the number of votes equal to the number of shares he/she holds, multiplied by the number of Directors to be elected, provided that said shareholder can issue all his/her votes in favor of a candidate or distribute them among the total number of Directors to be elected or between two (2) or more of them, as appropriate.

Calls: Call for any General Meeting of Shareholders, whether in an ordinary or extraordinary session, must be made at least five (05) and not more than sixty (60) days in advance of the date of the meeting, by an only publication in a general circulation newspaper in the City of Panama, Republic of Panama.

Agreements decided at any General Shareholders’ Meeting shall be valid, although the call has not been made as provided for above, provided in said meeting all the shareholders are present or duly represented or the necessary number thereof to constitute a quorum are present or represented, all absent shareholders waive prior notice for the purposes of the issues referred to in such agreements.

NINTH: (Board of Directors) The Board of Directors shall be composed of not less than three (3) holder members. Alternate directors of each holder member can be also appointed. The maximum number of directors shall be fixed freely by the General Shareholders’ Meeting or by the Board of Directors.

/s/ Elsa E. Callaba ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88
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Term: Members of the Board of Directors shall be two (2) years in their positions, but shall remain in their positions until they are reelected or until the General Shareholders’ Meeting appoints their replacements and they actually take up their positions. In any case, the exercise of the duty of the Board of Director’s member entails the express acceptance of all the provisions set forth in this document, the by-laws and similar documents.

Calls: Meetings of the Board of Directors may be held in the Republic of Panama or in such other country as determined by the Directors. Calls for meetings of the Board of Directors may be made by any of the Officers through written or personal notice given to every Director no sooner than three (3) and no later than ten (10) days in advance of the date of the meeting. Nevertheless, the Board of Directors may agree to the meeting dates and, in this case, no call shall be required.

Meetings: The Board of Directors may also hold meetings through teleconference or videoconference. In such cases, members of the Board of Directors present at the meeting should vote by letter, fax or e-mail with digital certification. Moreover, the Board of Directors may resolve through the unanimous consent in writing.

Quorum and Voting: At the meetings of the Board of Directors the presence of the majority of the Directors shall make up the quorum. Directors may be represented at the meetings by proxies, who need not be Directors and may be appointed by public or private documents, with or without power of substitution. Resolutions of the Board of Directors shall require the affirmative vote of the majority of the Directors present or duly represented.

Removal: Any Director may be removed from his/her post by the General Meeting of Shareholders with or without reasonable cause.

Vacancies: Vacancies in the Board of Directors shall be filled upon the majority vote of the rest of the members thereof, although they constitute no quorum.

Powers: Corporate businesses shall be conducted and managed by the Board of Directors, which shall exercise all the powers of the company, save for those reserved to the General Meeting of Shareholders by Law, these Articles of Incorporation or the By-laws. As a result thereof, the Board of Directors may grant in trust, pledge, mortgage or otherwise encumber the company’s goods in order to guarantee the compliance with the obligations, as well as to sell, exchange or otherwise dispose of the goods thereof.

/s/ Elsa E. Callaba ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88
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The Board of Directors may also agree on the application of accumulated results, whether profits or losses, of the previous period or periods and it can decide on the distribution of dividends or the capitalization of results or the application to accumulated results to another patrimonial account, provided the effects of these agreements fall on an equal basis on all the company’s shareholders, only with respect to their participation in the company’s paid-in capital.

Appointment of Committees: In addition, the Board of Directors mentioned below may constitute one or more committees unto which it may delegate any or all its powers. Each committee shall be made up of two (2) or more Directors. The Board of Directors shall be in charge of appointing and removing the members of each committee.

Audit Committee: The company shall have an Audit Committee, which shall be the consultation entity directly related to the Board of Directors. Members of the Audit Board shall be elected by the Board of Directors for a period of two (2) years and it can be reelected.

“IT IS ALSO AGREED to authorize Messrs. Carlos Rodriguez Pastor Persivale and Felipe Morris Guerinoni, President and Secretary of the Company, to issue and sign the Certificate of Amendment demanded by Law, and the Law Firm ARIAS, ALEMAN & MORA so that they notarize and register said Certificate of Amendment with the Public Registry of Panama”.

IN FAITH WHEREOF, this document is subscribed in the city of Lima, this twenty fifth (25) day of July of the year two thousand and fourteen (2014). (Signed illegible) Carlos Rodriguez Pastor Persivale

(Signed illegible) Felipe Morris Guerinoni.

THERE APPEARS A STAMP READING: V.B. D.Z. I HEREBY CERTIFY THAT: THE FOREGOING SIGNATURES BELONG TO TOMAS RODRIGUEZ PASTOR PERSIVALE, BEARER OF THE IDENTITY CARD No. 10543995, FELIPE FEDERICO ROY MORRIS GUERINONI, BEARER OF THE PERSONA IDENTITY CARD NO. 10218417, WHICH I LEGALIZE UNDER ART. 108 OF THE LAW ON NOTARIES. LIMA, AUGUST 12, 2014.

No. 093277

There appears an illegible stamp

(SIGNED ILLEGIBLE) EDUARDO LAOS DE LAMA, NOTARY OF LIMA — NOTARY LAOS DE LAMA, Jr. Santo Domingo No. 291 - Jesús Maria 202-4120 - 461-7935

There appears a stamp reading: SCHOOL OF NOTARIES OF LIMA

THERE APPEARS A STAMP READING: THE SCHOOL OF NOTARIES OF LIMA CERTIFY: That the signature and stamps which appear on the back of this folio correspond to the Notary of Lima, Eduardo Laos de Lama.

Receipt No. 149635 Date: 18 AUG 2014 It certifies the signature of the Notary but not the content. (Signed illegible) Alfonso Benavides de la Puente VICE- PRESIDENT SCHOOL OF NOTARIES OF LIMA, PERU.

APOSTILLE (Convention of the Hague of October 5, 1961)

1. Country REPUBLIC OF PERU This public document

/s/ Elsa E. Callaba ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88
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2. has been signed by ALFONSO BENAVIDES DE LA PUENTE

3. acting in the capacity of VICE PRESIDENT

4. bears the seal /stamp of SCHOOL OF NOTARIES OF LIMA Certified

5. at the HEADQUARTERS

6. on 20/Aug/2014

7. by the MINISTRY OF FOREIGN AFFAIRS

8. under No. MRE7074341416391771063

9. Seal/stamp

10. Signature (Signed illegible) Castillo López Emeterio General Office of Consular Policy Series - 20 No. 560898 www.rree.gob.pe

This copy which I issue, seal and sign in the City of Panama, Republic of Panama this twenty seventh (27th) day of August of the year two thousand and fourteen (2014) tallies well and faithfully with the original.

“This deed has a total of five (5) pages”.

[Signed: illegible]

Ricardo A. Landero M.

Tenth Notary Public

(There appears a seal)

Filed with the Public Registry of Panama

Province:     Panama     Date and Time:     2014/Sept/01     14:26:16:9

Volume:	2014	Entry:	163143

Submitted by:	Ernesto Flores	ID Card No.:	2-94-1817

Liquidation No.:	00001400149631	Total Duties:	45.00

Entered by:	MIGUPA03	Sealed by:	LUCIO

<There appears a signature>

Chief of Receipt of Documents and Quality Control

<Seal:> Republic of Panama, Office of the Public Registry

Public Registry of Panama

Delivery Department

Withdrawn without being registered

Name: Ernesto Flores

ID card No. 2-94-1817

September 04th, 2014

(Sgd.) There appears a signature

Chief Signature

<Seal:> Republic of Panama, Office of the Public Registry, Delivery Section

Filed with the Public Registry of Panama

Province:     Panama     Date and Time:     2014/Sept/04     17:38:08:1

Volume:	2014	Entry:	165955

Submitted by:	Ernesto Flores	ID Card No.:	2-94-1817

Liquidation No.:	00001400152058	Total Duties:	25.00

Entered by:	JETHPA03	Sealed by:	DAVE

<There appears a signature>

Chief of Receipt of Documents and Quality Control

<Seal:> Republic of Panama, Office of the Public Registry

/s/ Elsa E. Callaba ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88
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Registered with the Technological Information System

of the Public Registry of Panama

Department of Persons

Microjacket No.: Initials: Document: Operation Carried Out: Registration Fees: Qualification Fees:	539106 S.A. 2668261 Minutes 40.00 25.00

Panama, September 8th, 2014

[Signed illegible]

Chief Registrar

<Seal:> Republic of Panama, Office of the Public Registry

THE FOREGOING IS A TRANSLATION INTO ENGLISH OF THE DOCUMENT IN SPANISH WHICH WAS PRESTENTED TO ME.

PANAMA, SEPTEMBER 9TH, 2014.

/s/ Elsa E. Callaba ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88
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